Funds For Institutions Series
FFI Treasury Fund

     Supplement Dated May 13, 2009 to the
Statement of Additional Information Dated August 28, 2008

     In order to avoid generating a negative yield as a result of the historically low returns currently offered on U.S. Treasury securities and certain short-term U.S. Government agency securities, FFI Treasury Fund may, as a temporary defensive strategy, which may be discontinued at any time without notice, invest in other securities described below, including securities guaranteed by the Federal Deposit Insurance Corporation (“FDIC”). Each of these securities will be an “Eligible Security”, as defined by Rule 2a-7 under the Investment Company Act of 1940, as amended, that has been determined to present minimal credit risk by BlackRock Advisors, LLC, the Fund’s Manager, pursuant to guidelines approved by the Board of Trustees.

     Effective July 27, 2009, FFI Treasury Fund may invest up to 20% of its net assets in (i) debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including debt securities guaranteed by the FDIC), and (ii) repurchase agreements that are secured with collateral issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including debt securities guaranteed by the FDIC).

     Effective July 27, 2009, in connection with the changes described above, the Statement of Additional Information is hereby amended as follows:

     The subsection titled “Investment Objectives and Policies — Treasury Fund — U.S. Treasury Securities” found on page 10 is hereby deleted in its entirety and replaced with the following:

Government Securities: The Treasury Fund will invest in Treasury bills, notes and other direct obligations of the U.S. Treasury. Such securities are supported by the full faith and credit of the United States. The Treasury Fund also may invest in debt securities issued by U.S. Government sponsored enterprises, agencies and instrumentalities, including, but not limited to, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Federal Agricultural Mortgage Corporation, and the Federal Home Loan Bank. Such securities may also include debt securities issued by international organizations designated or supported by multiple governmental entities, such as the International Bank for Reconstruction and Development. Government agency securities are not direct obligations of the U.S. Treasury but involve various forms of U.S. Government sponsorship or guarantees. The Fund may also invest in securities guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) and repurchase agreements that are secured with collateral issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including collateral guaranteed by the FDIC. The U.S. Government is not obligated to provide financial support to any of the above, other than U.S. Treasury bills and notes and certain securities guaranteed by the FDIC.

     The first sentence in the penultimate paragraph under the sub-section titled “Investment Objectives and Policies — Treasury Fund” found on page 12, stating that even though the above restrictions would permit investment in securities issued or guaranteed by U.S. Government agencies, the Trustees have determined that the Treasury Fund will not purchase any securities other than direct obligations of the U.S. Treasury is hereby deleted.

     The last paragraph under the sub-section titled “Investment Objectives and Policies — Treasury Fund” found on page 12, is hereby deleted in its entirety and replaced with the following:

The Treasury Fund tries to achieve its objectives by normally investing at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in Treasury bills, notes and other direct obligations of the U.S. Treasury. This policy is a non-fundamental policy of the Treasury Fund and may only be changed with at least 60 days’ prior notice to shareholders.

     INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL
INFORMATION FOR FUTURE REFERENCE.

CODE # FFI-SAI-MLT-SUP-0509